Second CONSENT AND AMENDMENT



         SECOND CONSENT AND AMENDMENT dated as of August 12, 2003, to the (i) Credit Agreement dated as of March 28, 2002,among GFSI, Inc., a Delaware corporation (the "Borrower"), GFSI Holdings, Inc., a Delaware corporation ("Holdings"), each of the financial institutions a party to thereto (such financial institutions, together with their successors and assigns, are referred to herein each individually as a "Lender" and collectively as the "Lenders"), and Bank of America, N.A., as agent for the Lenders (in its capacity as agent, the "Agent") (as the same has been or may hereafter be amended, restated, supplemented, extended or otherwise modified, the "Credit Agreement"), and (ii) the Security Agreement (the "Security Agreement") dated as of March 28, 2002 between Borrower, Event 1, Inc., CC Products, Inc. and Agent.

                                   Recitals
                                   --------

         WHEREAS, Borrower and Holdings wish to consolidate some of their operations by selling the facility owned by Borrower at 16002 W. 110th Street, Lenexa, Kansas (which facility, together with all personal property listed on Schedule A hereto, is defined as the "110th Street Facility") and by Borrower leasing a facility at 9700 Lackman, Lenexa, Kansas ("9700 Lackman Facility") where such partial consolidation will occur;

         WHEREAS, Borrower desires to sell the 110th Street Facility free and clear of all liens and encumbrances and desires that Lenders release the 110th Street Facility from the liens and encumbrances created by the Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing ("Mortgage") dated April 2, 2002 and recorded with the Johnson County, Kansas Register of Deeds as Document number 3395794 (the Land that is a part of the 110th Street Facility is legally described as Tract II in Exhibit A to the Mortgage);

         WHEREAS, the lessor of the 9700 Lackman Facility and the buyer of the 110th Street Facility are not Afiliates of Borrower or Holdings;

         WHEREAS, Borrower desires that Lenders release the 110th Street Facility from the liens and encumbrances created by the Security Agreement and from the liens and encumbrances perfected by any Financing Statements ("Financing Statements");

         WHEREAS, after the sale of the 110th Street Facility, Borrower desires to lease the 110th Street Facility back from the new owner under a Commercial Lease until January 31, 2004 ("110th Street Lease");

         WHEREAS, Borrower desires to enter into a Lease Agreement for the 9700 Lackman Facility ("9700 Lackman Facility") for an initial term through December 31, 2013, with options to renew and expand ("9700 Lackman Lease");

         WHEREAS, Borrower desires to relocate substantially all of the moveable Collateral from the 110th Street Facility, and certain other Collateral from other existing locations, to the 9700 Lackman Facility and other locations identified on the revised Schedules to the Security Agreement that are attached hereto as Exhibits B, C and D;

         WHEREAS, the foregoing transactions are herein collectively referred to as the "Sale and Relocation Transactions", and in connection therewith Borrower has requested that the Lenders and Agent execute and deliver this Consent and Amendment;

         NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

         Section 1. Definitions. Capitalized terms used herein and not otherwise defined herein are used as defined in the Credit Agreement.

         Section 2. Credit Agreement and Security Agreement Consents. Upon satisfaction of the conditions set forth in Section 5 hereof, Agent and Lenders hereby agree as follows:

         (a) Notwithstanding the provisions of Section 3.4 of the Credit Agreement regarding required prepayments and other provisions, and any provisions in Section 7.9 of the Credit Agreement regarding use of proceeds, Borrower may retain the net proceeds from the sale of the 110th Street Facility, so long as within ninety (90) days before and three hundred sixty-five (365) days after receipt of such net proceeds, Borrower uses an amount equal to such net proceeds for relocation costs, tenant improvements and to purchase or acquire new Equipment for deployment at the 9700 Lackman Facility ("Lackman Facility Equipment"). To the extent Borrower does not spend an amount equal to the net proceeds on such matters within the ninety (90) days before and three hundred sixty-five (365) days after the receipt of such proceeds, Borrower shall prepay the Loans in the amount of such difference upon the conclusion of the 455 day period, and any amount prepaid may be reborrowed.

         (b) Upon the sale of the 110th Street Facility and the receipt of the net proceeds by Borrower, the Fixed Asset Amount shall be reduced by $2,380,000 which the parties agree is the appropriate Fixed Asset Amount Reduction determined in accordance with Section 3.4 of the Credit Agreement. However, the Fixed Asset Amount shall increase by an amount equal to seventy-five percent (75%) of the orderly liquidation value of the Lackman Facility Equipment as determined by appraisal of the Lackman Facility Equipment. Upon request by Borrower, Agent will have the appraisal of the Lackman Facility Equipment conducted at Borrower's expense. Agent shall use its best efforts to obtain an appraisal within thirty (30) days after Borrower's request. If such appraisal is acceptable to Agent at Agent's commercially reasonable discretion, the Fixed Asset Amount will be increased by the results of such appraisal within such thirty (30) day period.

         (c) Notwithstanding the provisions of Section 7.4 of the Credit Agreement that require the property to be maintained in good condition and the provisions of Section 7.9 of the Credit Agreement that prohibit the sale, transfer or disposal of any property except for certain exceptions, the Lenders and Agent hereby acknowledge and agree that the provisions of Section 7.4 of the

Credit Agreement do not apply to the Sale and Relocation Transactions and the Lenders and Agent consent and agree to the sale, transfer and/or disposal of the 110th Street Facility free and clear of all liens and encumbrances.

         (d) Notwithstanding the provisions of Section 7.19 of the Credit Agreement that prohibit the lease of property sold by Borrower, Lenders and Agent hereby consent and agree to the 110th Street Lease which is the leaseback of property sold by Borrower.

         (e) Notwithstanding the provisions of Section 7.10 of the Credit Agreement that prohibit Restricted Investments, Lenders and Agent consent and agree that the acquisition of the Real Estate, Equipment and improvements that do and will comprise the 9700 Lackman Facility are a permitted Restricted Investment, and further consent and agree that the environmental assessment dated July 25, 2003, and prepared by Geosystems/Kleinfelder for the Real Estate to be acquired (9700 Lackman leasehold interest) is acceptable to Lenders.

         (f) Lenders and Agent agree that this Second Consent and Amendment satisfies any duty of Borrower or its Subsidiaries to give notice to Lenders or Agent under the Security Agreement, including under Section 4 of the Security Agreement, of the location of the Collateral or the relocation of the Collateral.

         (g) Lenders and Agent consent and agree to the release of the 110th Street Facility from all liens and encumbrances whatsoever, whether created under the Mortgage, Security Agreement or under any other Loan Document.

         (h) Lenders and Agent consent under Section 13 of the Security Agreement that the 110th Street Facility, including any Equipment or other Collateral listed on Schedule A hereto, therein may be sold, transferred and disposed of, as a part of the Sale and Relocation Transactions free and clear of all liens and encumbrances.

         (i) Lenders agree to deliver, or authorize Agent to deliver, a Partial Release of Mortgage to Borrower for the closing of the sale of the 110th Street Facility releasing the 110th Street Facility from the lien of the Mortgage.

         (j) Agent agrees to (i) file a partial release of the collateral identified on Schedule A attached hereto, (ii) amend the Financing Statement filed with the Johnson County Register of Deeds so the 110th Street Facility is released, and (iii) amend any other Financing Statement that encumbers the 110th Street Facility to release any right, title and interest in and to it.

         (k) Agent and Lenders agree that they shall, at any time and from time to time , at the reasonable request of Borrower, execute and deliver to Borrower any and all other instruments which Agent and Lenders consider reasonably necessary to release any right, title and interest in and to the 110th Street Facility and any Equipment or other Collateral listed on Schedule A.

         (l) Notwithstanding any other provision of the Credit Agreement or the Loan Documents, and without limitation by the specific consents hereinabove granted, the Lender and Agent consent to the Sale and Relocation Transactions.

         Section 3. Amendments. The Credit Agreement, Security Agreement and Financing Statements are amended as follows:


         (a) Schedule(s) 6.9, 6.11 and 6.16 to the Credit Agreement are amended in their entirety by substituting a revised Schedules 6.9, 6.11 and 6.16 which are attached hereto as Exhibit A.

         (b) Schedules IA, IB and IC to the Security Agreement (Location of Collateral) are amended in their entirety by substituting revised Schedules IA, IB and IC which are attached hereto as Exhibit B, C and D.

         Section 4.  Covenants of Borrower.

         Upon the lease of the 9700 Lackman Facility and the sale of the 110th Street Facility, as the case may be, Borrower shall deliver a Landlord Agreement from each owner, respectively, to Lenders, as required pursuant to Section 4
(c)(b) of the Security Agreement.

         Section 5. Conditions to Effectiveness. This Consent and Amendment shall become effective when each of the following conditions precedent has been met or waived in writing by Agent and Required Lenders:

         (a) Consent and Amendment. Agent, Borrower, Event 1, Inc. CC Products, Inc. and Required Lenders shall have delivered to the other duly executed counterparts to this Consent and Amendment;

         (b) Reaffirmation of Guaranty. Holdings shall have executed and delivered to Agent the Reaffirmation of Guaranty attached hereto.

         (c) 110th Street Lease and 9700 Lackman Lease. Borrower shall have delivered a copy of the 110th Street Lease and 9700 Lackman Lease to Agent, in each case, in form and substance reasonably satisfactory to Agent.

         (d) Landlord Agreements. The Agent shall have received fully executed Landlord Agreements, in form and substance reasonably satisfactory to Agent, for the 9700 Lackman Facility and for the 110th Street Facility.

         (e) Sale of 110th Street Facility. Borrower shall have delivered a copy of the Purchase Agreement for the 110th Street Facility to Agent.

         Section 6. Costs and expenses. As provided in Section 13.7 of the Credit Agreement, Borrower agrees to reimburse Agent for all reasonable costs and expenses of Agent (including attorney costs) in connection with the preparation, execution, delivery and administration of this Consent and Amendment (and the other documents to be delivered in connection herewith).

         Section 7. Miscellaneous. Except to the extent compliance therewith is hereby expressly waived or consents are granted hereunder, the provisions of the Credit Agreement shall remain unchanged and in full force and effect. This

Second Consent and Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Second Consent and Amendment by signing any such counterpart and sending the same by telecopier, mail messenger or courier to the Agent or counsel to the Agent. This Second Consent and Amendment shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the internal laws (as opposed to the conflict of laws provisions) of the State of Illinois; provided that the Agent and the Lenders shall retain all rights arising under federal law.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Consent and Amendment to be duly executed as of the day and year first above written.

                                "BORROWER"



                                GFSI, Inc.

                                By:     /s/ Larry Graveel
                                        -----------------------------
                                Name:   Larry Graveel
                                Title:  President



                                "HOLDINGS"

                                GFSI Holdings, Inc.

                                By:     /s/ Larry Graveel
                                Name:   -----------------------------
                                        Larry Graveel
                                Title:  President



                                EVENT 1, INC.

                                By:     /s/ Larry Graveel
                                        -----------------------------
                                Name:   Larry Graveel
                                Title:  President



                                CC PRODUCTS, INC.



                                By:     /s/ Larry Graveel
                                Name:   -----------------------------
                                        Larry Graveel
                                Title:  President



[This is one of the signature pages to the Second Consent and Amendment dated as of August 12, 2003.]

                                "AGENT"

                                BANK OF AMERICA, N.A., as the Agent

                                By: /s/ Dan Jelace
                                    ---------------------------------
                                     Dan Jelace, Vice President








                                "LENDERS"

                                BANK OF AMERICA, N.A., as a Lender

                                By: /s/ Dan Jelace
                                    ---------------------------------
                                    Dan Jelace, Vice President














[This is one of the signature pages to the Second Consent and Amendment dated as of August 18, 2003.]

                                THE CIT GROUP/COMMERCIAL
                                SERVICES, INC., as a Lender

                                By:  /s/
                                     ---------------------------------
                                     ---------------------, Vice President































[This is one of the signature pages to the Second Consent and Amendment dated as of August 12, 2003.]

                                 U.S. BANK NATIONAL
                                 ASSOCIATION, as a Lender

                                 By: /s/ Thomas F. Visconti
                                     --------------------------------
                                     Thomas F. Visonti, Vice President































[This is one of the signature pages to the Second Consent and Amendment dated as of August 12, 2003.]

                                 SCHEDULE A TO
                                 ----------
                          SECOND CONSENT AND AMENDMENT

           EQUIPMENT AND OTHER COLLATERAL REMAINING AT 110TH STREET
                     FACILITY TO BE TRANSFERRED TO BUYER


All built in cabinets in the kitchen and cafeterias, including sinks, automatic dishwashers and ice machines.
Attached ceiling fans that are direct wired to the building.
Safety eye wash stations.
All dock door security gates.
All dock levelers and dock lights, including lights attached to the roof.
All permanently wired lighting.
All drinking fountains.
All permanently wired overhead fans and exhaust fans.
Mezzanine at East end of building.
Elevator and elevator controls.
Alarm system for doors and windows.
Fire alarm system.
Sprinkler system.
All plumbing and bathroom fixtures and partitioning.
All HVAC, heating units, and hot water heaters.

                   Exhibit A to Second Consent and Amendment
                   ---------

                                 SCHEDULE 6.9
                                    (Debt)



In addition to the Revolving Loans under the Credit Agreement with Bank of America, N.A. as Agent, to be made on the Closing Date, the Borrower and its Subsidiaries have the debt evidenced by the following items:


GFSI, Inc.
----------


       o Promissory Note with the City of Chillicothe, Missouri dated January 15, 2002 for $50,000.

       o Promissory Note between GFSI, Inc. and N. W. Development Corporation, Inc. dated March 12, 2002 for $250,000, and related Loan Agreement.

       o Promissory Note between GFSI, Inc. and Farmers Electric Cooperative, Inc. dated September 23, 2002 for $450,000, and related Security Agreement, Loan Agreement and other documents.

       o Promissory Note between GFSI, Inc. and the City of Bedford dated April 28, 1998 for $300,000 and constituting a Forgivable Loan; CEBA Department of Economic Development Loan Number 98-PRO-07.

       o Promissory Note between GFSI, Inc. and the City of Bedford, Iowa dated June 1, 1998 for $553,000.00.

       o Industrial New Jobs Training Agreement between Southwestern Community College, Creston, Iowa and GFSI, Inc. dated May 11, 1999 relating to $420,000 Southwestern Community College, Creston, Iowa Industrial New Jobs Training Certificates (GFSI, Inc. Project Series 1999).

       o Series A & B 9 5/8% Senior Subordinated Notes in the principal amount of $125,000,000 due 2007, issued pursuant to the Indenture dated February 27, 1997, between GFSI, Inc. and Fleet National Bank, as Trustee, as amended by the First Supplemental Indenture dated as of June 22, 2001, and by the Second Supplemental Indenture dated as of February 28, 2002 and by the Third Supplemental Indenture dated as of June 11, 2002 (the "GFSI Indenture").

       o Series A & B 9 5/8% Senior Subordinated Notes in the principal amount of $9,900,000 due 2007, issued pursuant to the Indenture dated December 31, 2002, between GFSI, Inc. and State Street Bank and Trust Company, as Trustee (the "New GFSI Indenture").

       o Capital Lease or purchase money debt related to the Financing Statement between GFSI, Inc. as debtor and Iowa Department of Economic Development Bureau of Business Finance as secured party, filed with the county Recorder, Taylor County, Iowa for four (4) embroidery machines described therein.

       o Debt under the following additional capital leases (and we understand that obligations under operating leases are not Debt):

               -Raymond Leasing Corporation--Forklifts lease
               -GE Capital Corporation--Screen print machine lease
               -GE Capital Corporation--Lease on 6 four-head embroidery machines
               -GE Capital Corporation-Lease for IBM 7017-S80RS6000 Enterprise Server


Event 1, Inc.
-------------

       o Subsidiary Guarantee by Event 1, Inc. and Second Supplemental Indenture dated as of February 28, 2002 pursuant to the GFSI Indenture, and the Subsidiary Guarantee by Event 1, Inc. pursuant to the New GFSI Indenture.


CC Products, Inc.
----------------

       o Subsidiary Guarantee by CC Products, Inc. and First Supplemental Indenture dated as of June 22, 2001 pursuant to the GFSI Indenture, and the Subsidiary Guarantee by CC Products, Inc. pursuant to the New GFSI Indenture.



GFSI Canada Company
-------------------

       o  Subsidiary Guarantee by GFSI Canada Company and Third
          Supplemental Indenture dated as of June 11, 2002 pursuant to the GFSI Indenture, and the Subsidiary Guarantee by GFSI Canada Company pursuant to the New GFSI Indenture.

GFSI Holdings, Inc.
-------------------

       o Series A&B 11 3/8% Senior Discount Notes Indenture due 2009, with State Street Bank and Trust Company as trustee, issued by GFSI Holdings, Inc. and dated September 17, 1997 with an accreted balance of $76,086,944 as of June 29, 2001; as amended by the First Supplemental Indenture dated as of October 11, 1999.





In addition, Borrower and its Subsidiaries have obligations under the leases referred to on Schedule 6.11. Borrower and its Subsidiaries also have obligations, indemnities and contingent obligations under license agreements, operating leases, purchase money security agreements and other agreements entered into in the ordinary course of business; the Licensing Agreements described on Schedule 6.12; and the material agreements described on Schedule 6.26.

                                  SCHEDULE 6.11

                              (Real Estate; Leases)

Owned Real Estate
-----------------


The following Real Estate is owned by GFSI, Inc.:

         o        9700 Commerce Parkway
                  Lenexa, Kansas 66219

         o        1500 Industrial Avenue
                  Bedford, Iowa 50833

         o     591 East Business Highway 36, Chillicothe, Missouri 64601

The following Real Estate is owned by Borrower's Subsidiaries:

         o         [None]


Leased/ Subleased Real Estate
-----------------------------

The Borrower and/or its Subsidiaries have entered into the following Leases as the lessee of the real property as defined in each instrument:

         o Lease between Meritex, Inc. and GFSI, Inc. d/b/a Event 1 dated January 23, 2002 for property located in Meritex/ Lenexa Executive Park, 17501 West 98th St. No. 18-59, Lenexa, Kansas (Lease will expire on February 28, 2005 unless parties negotiate an earlier termination.)

         o Lease between Meritex Logistics and GFSI, Inc. d/b/a GEAR for Sports, dated July 29, 2002 for property located in Meritex/ Lenexa Executive Park, 17501 West 98th St. No. 30-55, Lenexa, Kansas (Lease will expire on November 30, 2004 unless parties negotiate an earlier termination.)

         o Lease Agreement between KPERS Realty Holding #1, Inc. d/b/a Kansas Commerce Center and Winning Ways, Inc. dated October 1993, as amended by the First Amendment to Lease dated June 19, 1997, as further amended by the Second Amendment to Lease dated August 11, 2000, as further amended by that Third Amendment to Lease dated as of June 1, 2001 for retail space located at 9550 Lackman in Lenexa, Kansas

         o Lease Agreement between Crow-Spaulding #4, L.L.C. and GFSI, Inc., dated August ___, 2003 for property located at 9700 Lackman, Lenexa, Kansas

         o Commercial Lease between Lackman-Lenexa, 110, L.L.C. and GFSI, Inc., dated August ___, 2003 for property located 16002 W. 110th St., Lenexa, Kansas (Leased until January 31, 2004 unless parties negotiate an earlier termination.)

         o Lease Agreement between KPERS Realty Holding No. 1 d/b/a Kansas Commerce Center and GFSI, Inc., dated June 1, 2001 for warehouse space at 9801 Commerce Parkway, Lenexa, Kansas (Leased until May 14, 2004 unless parties negotiate an earlier termination.)

         o Commercial Lease between 145 Associates , Ltd and GFSI, Inc., for retail space at 409 Park Lane, Chillicothe, Missouri dated August _____, 2002

Also, GFSI Canada Company has occupancy rights for certain warehouse space under a Management Agreement with Fletcher Leisure Group, Inc.

In addition, the Borrower and/or Event 1, Inc. may enter into short term leases in connection with an "Event" as defined in the Security Agreement.

Leased Personal Property
------------------------

The Borrower is a party to the following operating leases:

                  -GE Capital Corporation--Lease on Lenexa buildings phone
                   systems
                  -Xerox Docucolor 2060 - DC2060P
                  -Xerox DC2060/45 Rip - DC2000Z18

o See Financing Statement with GFSI, Inc. as debtor and General Electric Capital Corporation as secured party; UCC #3079442 filed January 14, 2000 for a Sprint Phone System as described therein.

o See Financing Statement with GFSI, Inc. as debtor and General Electric Capital Corporation as secured party; UCC #3079441 filed January 14, 2000 for a Sprint Phone System as described therein.

That property held under any of the Capital Leases listed or described on
Schedule 6.9.

                                 SCHEDULE 6.16

                             (Environmental Laws)

Disclosure of all conditions, matters and other information described or referred to in the Phase I Environmental Site Assessments each dated January 17, 2002 prepared by Terracon for the following properties owned or leased by
Borrower:

         o      1500 Industrial Avenue, Bedford, Taylor County, Iowa
         o      16002 West 110th Street, Lenexa, Johnson County, Kansas
         o      9700 Commerce Parkway, Lenexa, Johnson County, Kansas

Disclosure of all conditions, matters and other information described or referred to in the Phase I Environmental Site Assessment dated April 4, 2002 prepared by Terracon for the property located at 591 East Business Highway 36, Chillicothe, Missouri. In addition to the matters, conditions and other information described or referred to in this Environmental Site Assessment, there is an underground storage tank at this facility which is used to store mineral spirits.

Disclosure of all conditions, matters and other information described or referred to in the Phase I Environmental Site Assessment dated July 25, 2003 prepared by Geosystems/Kleinfelder for the property located at 9700 Lackman, Lenexa, Kansas.

These five Environmental Site Assessments are incorporated herein by reference.

                   Exhibit B to Second Consent and Amendment
                   ---------

                                  SCHEDULE IA

                                      to
                              SECURITY AGREEMENT

                            LOCATION OF COLLATERAL
                            ----------------------

                                  GFSI, INC.

A.       Location of Chief Executive Office

                  9700 Commerce Parkway
                  Lenexa, Kansas 66219

B.       Location of Books and Records

                  9700 Commerce Parkway
                  Lenexa, Kansas 66219

C. Locations of Collateral required to be listed under Section 4(a) of the Security Agreement.

         Owned Locations:
         ----------------

         9700 Commerce Parkway                        1500 Industrial Avenue
         Lenexa, Kansas 66219                         Bedford, Iowa  50833

         591 East Business Highway 36
         Chillicothe, Missouri 64601

         Leased Locations:
         -----------------

         9801 Commerce Parkway                        9550 Lackman
         Lenexa, Kansas 66219                         Lenexa, Kansas 66219
         (Leased until May 14, 2004 unless
         parties negotiate an earlier termination.)

         9700 Lackman                                 16002 W. 110th St.
         Lenexa, Kansas 66219                         Lenexa, Kansas 66219
                                                      (Leased until January 31,
         17501 West 98th St., No. 18-59               2004 unless parties
         an Lenexa, Kansas 66219                      negotiate earlier
         (Leased until November 30, 2004              termination.)
         unless parties negotiate an earlier
         termination.)                                409 Park Lane
                                                      Chillicothe, Missouri 6601

         Subcontractor Locations:
         -----------------------

         Impact Design                                 Fina Creations
         301 E. Kansas Avenue                          2325 N. 44th Street
         Lansing, KS  66043                            Kansas City, KS  66104

         Kansas Custom Embroidery, Inc.                Millennium
         1705 Industrial Park Rd.                      14026 W. 107th Street
         Paola, KS  66071                              Lenexa, KS  66104

         Impact Design - Yikes
         3063 W. 800 South
         Bunker Hill, IN  46914

         Collateral may from time to time be located at Events or at other warehouse, leased or subcontractor locations allowed by the terms of the Security Agreement and/or the Credit Agreement. Collateral may also from time to time be in-transit.

         Minimal amounts of Collateral may from time to time be located at salespeople's addresses.

D. Locations of all other places of business required to be listed under
   Section 4(a) of the Security Agreement.

           [None]

E. Location of leased facilities and name of lessor/sublessor

           9801 Commerce Parkway
           Lenexa, Kansas 66219
           (Leased from  KPERS Realty Holding No. 1 d/b/a Kansas
           Commerce Center until May 14, 2004 unless parties negotiate an earlier termination.)

           9550 Lackman
           Lenexa, Kansas
           (Leased from KPERS Realty Holding No. 1 d/b/a Kansas Commerce Center)

           9700 Lackman
           Lenexa, Kansas  66219
           (Leased from Crow-Spaulding #4, L.L.C)

           17501 West 98th St. No. 30-55
           Lenexa, Kansas 66219

           (Leased from Meritex Logistics until November 30, 2004 unless parties negotiate an earlier termination.)

           16002 W. 110th St.
           Lenexa, Kansas 66219
           (Leased from Lackman-Lenexa, 110, L.L.C. until January 31, 2004 unless parties negotiate an earlier termination.)

           409 Park Lane
           Chillicothe, Missouri
           (Leased from 145 Associates Ltd., as of August _____, 2002 for one year.)

                   Exhibit C to Second Consent and Amendment
                   ---------
                                  SCHEDULE IB
                                      to
                              SECURITY AGREEMENT

                            LOCATION OF COLLATERAL
                            ----------------------

                                 EVENT 1, INC.
                                 ------------

A.       Location of Chief Executive Office

                  9700 Commerce Parkway
                  Lenexa, Kansas 66219

B.       Location of Books and Records

                  9700 Commerce Parkway
                  Lenexa, Kansas 66219

C. Locations of Collateral required to be listed under Section 4(a) of the Security Agreement.

         Owned Locations:

         9700 Commerce Parkway
         Lenexa, Kansas 66219
         (Owned By GFSI, Inc.)

         Leased Locations:

         9550 Lackman                                  9700 Lackman
         Lenexa, Kansas 66219                          Lenexa, Kansas 66219
         (Leased by GFSI, Inc.)                        (Leased by GFSI, Inc.)

         17501 West 98th St., No. 18-59                16002 W. 110th St.
         Lenexa, Kansas  66219                         Lenexa, Kansas 66219
         (Leased by GFSI, Inc. until February 28,      (Leased by GFSI, Inc.
         2005 unless parties negotiate an earlier      January 31, 2004 unless
         termination.)                                 the parties negotiate an
                                                       earlier termination.)

         409 Park Lane
         Chillicothe, Missouri 64601
         (Leased from 145 Associates Ltd.,
         as of August ____, 2002 for one year.)

         Collateral may from time to time be located at Events or at other warehouse, leased or subcontractor locations allowed by the terms of the Security Agreement and/or the Credit Agreement. Collateral may also from time to time be in-transit.

               Minimal amounts of Collateral may from time to time be located at salespeople's addresses.


D. Location of all other places of business required to be listed under Section 4(a) of the Security Agreement.

         [None]

E.       Location of leased facilities and name of lessor/sublessor

              17501 West 98th St. No. 18-59
              Lenexa, Kansas 66219
              (Leased from Meritex, Inc. by GFSI, Inc. until
              February 28, 2005 unless parties negotiate an earlier termination.)

              9550 Lackman
              Lenexa, Kansas 66219
              (Leased from KPERS Realty Holding No. 1 d/b/a Kansas Commerce Center by GFSI, Inc.)

              9700 Lackman
              Lenexa, Kansas  66219
              (Leased from Crow-Spaulding #4, L.L.C. by GFSI, Inc.)

              16002 W. 110th St.
              Lenexa, Kansas 66219
              (Leased from Lackman-Lenexa, 110, L.L.C. by GFSI, Inc. until January 31, 2004 unless parties negotiate an earlier termination.)

              409 Park Lane
              Chillicothe, Missouri 64601
              (Leased from 145 Associates Ltd., as of August ___, 2002 for one year.)

                   Exhibit D to Second Consent and Amendment
                   ---------
                                  SCHEDULE IC
                                  -----------
                                      to
                              SECURITY AGREEMENT

                            LOCATION OF COLLATERAL
                            ----------------------

                               CC PRODUCTS, INC.
                               -----------------

A.       Location of Chief Executive Office

                  9700 Commerce Parkway
                  Lenexa, Kansas 66219

B.       Location of Books and Records

                  9700 Commerce Parkway
                  Lenexa, Kansas 66219

C. Locations of Collateral required to be listed under Section 4(a) of the Security Agreement.

                  9700 Commerce Parkway
                  Lenexa, Kansas 66219
                  (Owned By GFSI, Inc.)

         Collateral may from time to time be located at the other locations listed in subpart C on Schedule 1A above.

         Collateral may from time to time be located at Events or at other warehouse, leased or subcontractor locations allowed by the terms of the Security Agreement and/or the Credit Agreement. Collateral may also from time to time be in-transit.

                  Minimal amounts of Collateral may from time to time be located at salespeople's addresses.


D.       Location of all other places of business required to be listed under
         Section 4(a) of the Security Agreement.

         [None]

E.       Location of leased facilities and name of lessor/sublessor

         [None]

                           Reaffirmation of Guaranty

         The undersigned Guarantor acknowledges receipt of a copy of this Second Consent and Amentment, and reaffirms the Guaranty dated March 28, 2002 between GFSI Holdings, Inc. and Agent.



                                   GFSI Holdings, Inc.

                                   By:    /s/ Larry Graveel
                                         -----------------------
                                   Name:  Larry Graveel
                                   Title: President